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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                          ----------------------------

                                   FORM 8-K/A
                                 Amendment No. 3

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Action of 1934

       Date of Report (Date of Earliest event reported): November 6, 2002

                          ----------------------------

                            PREMIER CLASSIC ART, INC.
                         (now known as Parentech, Inc.)

             (Exact name of Registrant as specified in its charter)

                          ----------------------------

         Delaware                        001-15591             22-3680581
(State or other jurisdiction of       (Commission File        (IRS Employer
incorporation or organization              Number)        Identification Number)

                        777 South Highway 101, Suite 215
                         Solana Beach, California 92075
                    (Address of principal executive offices)

                                 (925) 855-3255
              (Registrant's telephone number, including area code)

                            Premier Classic Art, Inc.
                               1158 Staffler Road
                              Bridgewater, NJ 08807
    (Registrant's former name or former address, if changed from last report)

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Item 4.  Changes in Certifying Accountant.

         (a) This Amendment No. 3 to the report on Form 8-K/A is made to include as an exhibit an updated letter from Wiener, Goodman & Company, P.C. ("Wiener Goodman") relating to the following information:

On November 15, 2002, Premier (now known as Parentech, Inc.) notified Wiener Goodman, the principal accountants that were engaged to audit Premier's financial statements, that it had been dismissed as Premier's principal accountants. Wiener Goodman was engaged by Premier on September 1999 and issued reports on the financial statements of Premier from that time through the date of the filing of the report on Form 8-K, filed on November 20, 2002. During the period subsequent to September 1999 and preceding Wiener Goodman's dismissal, there were no disagreements between Premier and Wiener Goodman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Wiener Goodman, would have caused Wiener Goodman to make a reference to the subject matter of the disagreement(s) in connection with its reports on Premier's financial statements.

Wiener Goodman's reports on Premier's financial statements for the past two years contained no adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, although Wiener Goodman's reports for the past two years did express uncertainties about the Company's ability to continue as a going concern.

Premier requested a letter from Wiener Goodman as to whether Wiener Goodman agrees or disagrees with the above statements and received a response from Wiener Goodman that it agrees with the above statements. Attached as an exhibit to this Amendment to the Report on Form 8-K/A is this letter from Wiener Goodman addressed to the Securities and Exchange Commission, dated February 11, 2003, attesting to its agreement with the above statements.

Item 7.  Exhibits

         16.1 Letter regarding Change in Certifying Accountant, dated February 11, 2003.


Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                  PREMIER CLASSIC ART, INC. (now known as
                                  Parentech, Inc.)

Dated: February 11, 2003          By:  /s/ Scott D. Landow
                                  -------------------------------------
                                  Scott D. Landow
                                  President



                                  EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION

16.1 Letter regarding Change in Certifying Accountant, dated February 11, 2003.





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